Company Information	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Company Information
1.	Company Information
Nam Tai Property Inc. is a British Virgin Islands–incorporated company with roots dating back to its founding in Hong Kong in 1975. Originally engaged in manufacturing, the Company pivoted in April 2014 to focus on industrial real-estate development and operations. Today, it is primarily an owner, developer, and operator of high-quality technology and industrial parks in Mainland China’s Greater Bay Area. The Company uses the term “Mainland China” (or “PRC”) in its disclosures to refer to the People’s Republic of China, excluding the Hong Kong Special Administrative Region.
The Company’s core portfolio includes Nam Tai Inno Park in Guangming District, Shenzhen, as well as Nam Tai Technology Center and Nam Tai Inno Valley in Bao’an District, Shenzhen. These projects are designed to foster next-generation industrial ecosystems that integrate production, office, commercial, incubation and service spaces.
Over the past four years, the Company has faced significant challenges, including board disputes, strategic transitions and legacy management issues. The Company has incurred significant legal and operational costs stemming from its lengthy legacy battle. The Company continues to allocate resources to overcome operational issues arising from above challenges. Looking ahead, the Company’s strategy is to generate sustainable, long-term value by enhancing its existing property portfolio and pursuing strategic opportunities, particularly in high-tech sectors and investments related to the industrial-property ecosystem. The Company’s future success will depend on (1) re-exercising disciplined cost management to drive profit, and (2) effective execution of its development and value-add business plans.